Exhibit (24)

THE GORMAN-RUPP COMPANY

CERTIFICATE OF THE SECRETARY

The undersigned hereby certifies that he is the duly elected, qualified and acting Corporate Secretary of The Gorman-Rupp Company, an Ohio corporation (the “Company”), and that the following resolutions were duly adopted by the Company’s Board of Directors at a duly noticed and called meeting held on February 23, 2012 at which a quorum was present and acting throughout, which resolutions have not been amended, rescinded or modified and are in full force and effect on the date hereof.

RESOLVED, that the Executive Officers of the Company, and each of them, hereby are authorized, for and on behalf of the Company, to prepare, sign and file, or cause to be prepared, signed and filed, with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, the Company’s 2011 Annual Report on Form 10-K, and any and all amendments thereto, and to do or cause to be done all things necessary or advisable in connection therewith.

FURTHER RESOLVED, that Jeffrey S. Gorman, David P. Emmens and Douglas A. Neary, and each of them, hereby are appointed attorneys for the Company, with full power of substitution and resubstitution, for and in the name, place and stead of the Company, to sign and file the Company’s 2011 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with full power and authority to do and perform any and all acts necessary or advisable.

FURTHER RESOLVED, that the Executive Officers of the Company and each of them, hereby are authorized, for and on behalf of the Company, to execute a power of attorney evidencing the foregoing appointments.

IN WITNESS WHEREOF, I have hereunto signed this Certificate this 5th day of March, 2012.

/s/ DAVID P. EMMENS
David P. Emmens Corporate Secretary

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Exhibit (24)

POWER OF ATTORNEY

The undersigned, The Gorman-Rupp Company (the “Company”), by the undersigned Executive Officer of the Company hereunto duly authorized, hereby appoints Jeffrey S. Gorman, David P. Emmens and Douglas A. Neary, and each of them, as attorneys for the Company, with full power of substitution and resubstitution, for and in its name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Company’s 2011 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission or otherwise in connection therewith, with full power and authority to do and perform any and all acts whatsoever necessary or advisable.

Executed this 5th day of March 2012.

THE GORMAN-RUPP COMPANY

BY:	/s/ DAVID P. EMMENS
David P. Emmens Corporate Secretary

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Exhibit (24)

POWER OF ATTORNEY

The undersigned Directors and Executive Officers of The Gorman-Rupp Company (the “Company”) hereby appoint Jeffrey S. Gorman, David P. Emmens and Douglas A. Neary, and each of them, as attorneys for each of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Company’s 2011 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission or otherwise in connection therewith, with full power and authority to do and perform any and all acts whatsoever necessary or advisable.

Executed as of the 23rd day of February, 2012

/s/ JEFFREY S. GORMAN	President and Chief Executive Officer and Director
Jeffrey S. Gorman	(Principal Executive Officer)

/s/ WAYNE L. KNABEL Wayne L. Knabel	Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ JAMES C. GORMAN James C. Gorman	Director

/s/ M. ANN HARLAN M. Ann Harlan	Director

/s/ THOMAS E. HOAGLIN Thomas E. Hoaglin	Director

/s/ CHRISTOPHER H. LAKE	Director
Christopher H. Lake

/s/ PETER B. LAKE Peter B. Lake	Director

/s/ RICK R. TAYLOR Rick R. Taylor	Director

/s/ W. WAYNE WALSTON W. Wayne Walston	Director

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